SUBORDINATED DEED OF TRUST
                             AND SECURITY AGREEMENT


                            Dated as of July 1, 1996

                                     among



                       OLD DOMINION ELECTRIC COOPERATIVE,



                          RICHARD W. GREGORY, TRUSTEE
                          of Henrico County, Virginia

                                      and


                           MICHAEL P. DRZAL, TRUSTEE
                          of Henrico County, Virginia




                       Clover Unit 2 Generating Facility
                                      and
                               Common Facilities

                           SUBORDINATED DEED OF TRUST
                             AND SECURITY AGREEMENT

         This SUBORDINATED DEED OF TRUST AND SECURITY AGREEMENT (this "Subordinated Deed of Trust") dated as of July 1, 1996, among OLD DOMINION ELECTRIC COOPERATIVE, a wholesale power supply cooperative organized and existing under the laws of the Commonwealth of Virginia ("Grantor"), Richard W. GREGORY of Henrico County, Virginia, and Michael P. DRZAL of Henrico County, Virginia, as Subordinated Trustees (together, "Subordinated Trustees").

         WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings given them in Appendix A - Definitions which is attached hereto as part hereof;

         WHEREAS,  the Clover  Real  Estate is more  particularly  described  in
Schedule 1 attached hereto and is comprised of, among other things, the Unit 2 Site described in Schedule 2 attached hereto;

         WHEREAS, a copy of the Clover Power Station Plat is recorded in the Halifax Clerk's Office in Plat Book 50, page 18, as corrected in Plat Book __, page __;

         WHEREAS, Grantor and Virginia Power own the Clover Real Estate as tenants-in-common;

         WHEREAS, by the Clover Agreements, Grantor and Virginia Power established their respective rights and obligations as tenants-in-common of the Clover Real Estate and of all improvements thereafter to be constructed, and all personal property thereafter to be situated, on the Clover Real Estate. Such improvements and personal property held by Grantor and Virginia Power as tenants-in-common include (a) the Unit 1 Foundation constructed on the Unit 1 Site, (b) the Unit 2 Foundation constructed on the Unit 2 Site, (c) the Common Facilities Foundation constructed on the Common Facilities Site, (d) the Unit 1 Equipment situated on the Unit 1 Site, (e) the Unit 2 Equipment situated on the Unit 2 Site, and (f) the Common Facilities Equipment situated on the Common Facilities Site;

         WHEREAS, as tenants-in-common of such real and personal property, each of Grantor and Virginia Power holds a 50% undivided interest in such real and personal property, including the right to nonexclusive possession of all such real and personal property, subject to (a) in the case of all such real and personal property, the rights of the other to nonexclusive possession and the terms and conditions of the Clover Agreements, (b) in the case of the Pollution Control Assets, the rights, terms and conditions described above in clause (a) and the rights of the Pollution Control Assets Facility Owner, and (c) in the case of the Common Facilities, the Unit 1 Site, the Unit 1 Foundation and the Unit 1 Equipment, the rights, terms and conditions described above in clause (a) and the rights of the Unit 1 Parties;

         WHEREAS, by the Ground Lease and Sublease, Grantor is leasing the Ground Interest to the Facility Owner, and the Facility Owner simultaneously has subleased the Ground Interest back to Grantor, upon the terms and conditions of the Ground Lease and Sublease;

         WHEREAS, Grantor has conveyed to the Facility Owner for a term of years the use and possession of (a) the Foundation Interest by the Head Foundation Agreement and (b) the Equipment Interest by the Head Equipment Agreement;

         WHEREAS, by the Operating Foundation Agreement, the Facility Owner has conveyed use and possession of the Foundation Interest back to Grantor for a term of years which shall end prior to the expiration of the term of the Head Foundation Agreement;

         WHEREAS, by the Operating Equipment Agreement, the Facility Owner has conveyed use and possession of the Equipment Interest back to Grantor for a term of years which shall end prior to the expiration of the term of the Head Equipment Agreement;

         WHEREAS, although Grantor and the Facility Owner intend that the Foundation Interest at all times and in all respects be and remain personal property under Virginia law, they have recorded the Head Foundation Agreement and are recording the Operating Foundation Agreement in the Halifax Clerk's
Office in order to satisfy the conditions of Section 55-96 of the Code of Virginia 1950, as amended, in the event that the Foundation Interest is deemed to be real estate or an interest in real estate for purposes of such Section 55-96;

         WHEREAS, the Unit 1 Parties and the Unit 2 Parties shall share equally all of those rights, and shall be subject equally to having all of those responsibilities undertaken, which are granted to or imposed upon Grantor with respect to the Common Facilities Site, the Common Facilities Foundation and the Common Facilities Equipment, as (a) tenant-in-common with Virginia Power of such property and (b) a party to the Clover Agreements;

         WHEREAS, by the Old Dominion Indenture, as amended and supplemented from time to time, Grantor granted to Crestar Bank, as Trustee, a Lien and security interest in, among other things, all of Grantor's rights, title and interest in, to and under the Clover Real Estate and Clover Unit 2;

         WHEREAS, pursuant to the Participation Agreement, Grantor has obtained from AMBAC the Surety Bond to support its Covered Obligations;

         WHEREAS, pursuant to the Guaranty Agreement, Grantor has agreed to reimburse AMBAC for any payments made under the Surety Bond; and

         WHEREAS, Grantor has agreed to secure on a subordinated basis the Secured Obligations (as defined below) by this Subordinated Deed of Trust as provided below.

         NOW, THEREFORE, THIS SUBORDINATED DEED OF TRUST WITNESSETH, that to secure (a) Old Dominion's obligations to pay the Covered Obligations to the extent and only to the extent (x) AMBAC is obligated to pay such Covered Obligations, (y) a timely

Demand for Payment is made in accordance  with the terms of the Surety Bond, and
(z) AMBAC shall have failed to honor such Demand for Payment, and (b) Old Dominion's obligations under the AMBAC Guaranty, (items (a) and (b) collectively referred to hereinafter as the "Secured Obligations"), Grantor does hereby assign, transfer, grant and convey, with special warranty unto the Subordinated Trustees, all of Grantor's right, title and interest in Real Property.

         PROVIDED, HOWEVER, the foregoing grant and conveyance is, in all respects, subject, subordinate and inferior in priority, to the following:

         (1) the Lien of the Old Dominion Indenture (including, without limitation, any amendment, supplement, future advance or issuance of additional indebtedness thereunder);

         (2) any indenture, mortgage, deed of trust or similar instrument given a substitution or replacement of the Old Dominion Indenture;

         (3) the Lien of Permitted Encumbrances;

         (4) the Lien of the Leasehold Mortgage (including any amendment, supplement, substitution or replacement thereto);

         (5) the Clover Agreements (including any amendment, supplement, substitution or replacement thereto) and the rights of the parties thereto;

         (6) the Clover 1 Documents (including any amendment, supplement, substitution or replacement thereto) and the rights of the parties thereto (including, without limitation, respective rights of the parties to quit enjoyment thereunder);

         (7) other than the Subordinated Security Agreement, the other Operative Documents (including any amendment, supplement, substitution or replacement thereto) and the rights of the parties thereto (including the respective rights of the parties to quiet enjoyment thereunder); and

         (8) the Pollution Control Assets Lease Documents (including, without limitation, any amendment, supplement, substitution or replacement thereto) and the rights of the parties thereto (including, without limitation the respective rights of the parties to quiet enjoyment thereunder).

The foregoing items 1-8 hereinafter collectively referred to as the "Senior Documents and Rights."

         BUT IN TRUST, NEVERTHELESS, with power of sale, to secure the Secured Obligations ratably without any such Secured Obligation having priority over any other Secured Obligation.

         UPON CONDITION that until a Subordinated Deed of Trust Event of Default (as hereinafter defined in Article VI), neither the Subordinated Trustees nor any beneficiary hereof shall disturb Grantor's quiet possession and use of the Subordinated Real Property, and Grantor shall have the further right, without any release from or consent by the Substituted Trustees or any beneficiary hereof, to (a) grant one or more rights of way and easements over or in respect of any portion of the Subordinated Real Estate free and clear of the Lien of this Subordinated Deed of Trust, or (b) lease or convey one or more portions or parcels of the Subordinated Real Estate free and clear of the Lien of this Subordinated Deed of Trust; PROVIDED, HOWEVER, that each grant, lease or conveyance shall be in accordance with the Clover Agreements.

         PROVIDED FURTHER Grantor shall have the right to convey, free and clear of the Lien of this Subordinated Deed of Trust, legal title to the Subordinated Real Property to a Person in a transaction characterized as a sale (or lease) and leaseback, or similar transaction, (the "Permitted Transaction") for United States commercial law purposes; provided, however, Grantor shall assign, transfer, grant and convey to the Subordinated Trustees a Lien on the leaseback interest (or similar interest) granted to Grantor in connection with the Permitted Transaction which shall be subject, subordinate and inferior in priority to the Senior Documents and Rights.

         PROVIDED ALWAYS, that upon the full payment by Grantor of all amounts then due and payable under the Guaranty Agreement, or upon the termination of the Guaranty Agreement in accordance with its terms, Subordinated Trustees shall, at Grantor's sole cost and expense, execute in recordable form a release and reconveyance of the Subordinated Real Property unto Grantor.

         GRANTOR FURTHER COVENANTS AND AGREES as follows:


                                   ARTICLE I

                           Incorporation of Recitals

         The Recitals set forth above are incorporated in this Article I as if set forth in this Article I in their entirety.


                                   ARTICLE II

                             Rules of Construction

         All references to Articles and Sections herein are to Articles and Sections of this Subordinated Deed of Trust unless otherwise indicated. The words "herein," "hereof" and "hereunder," and other words of similar import, shall refer to this Subordinated Deed of Trust as a whole and not to any particular Article, Section or Subsection.

                                  ARTICLE III

                               Security Agreement

         Section 3.01 SUBORDINATED DEED OF TRUST CONSTITUTES A SECURITY AGREEMENT. This Subordinated Deed of Trust constitutes a security agreement under, and in accordance with, the Uniform Commercial Code of Virginia (the "Virginia UCC") for the benefit of the Subordinated Secured Parties as secured parties.

         Section 3.02 SECURITY AGREEMENT. Grantor grants to the Subordinated Secured Parties a security interest in the Subordinated Real Property. This Subordinated Deed of Trust, in addition to constituting a Lien on real estate, is a security agreement as to any portion of the Subordinated Property that is deemed to be personal property and shall support any financing statement showing the Subordinated Secured Parties' subordinated interest as secured parties with respect thereto.


                                   ARTICLE IV

                            Incorporation of Statute

         This Subordinated Deed of Trust, unless otherwise specified herein, shall be construed under and in accordance with, and be deemed to incorporate by reference, the terms of Section 55-59 through Section 55-60 of the Code of Virginia 1950, as amended (the "Virginia Code"), as in force and in effect on the date of this Subordinated Deed of Trust, with the following and further understandings as in such sections provided:

                  EXEMPTIONS WAIVED.

                  SUBJECT TO ALL UPON DEFAULT.

                  RENEWAL, EXTENSION OR REINSTATEMENT PERMITTED.

                                   ARTICLE V

    Any Subordinated Trustee May Act; Substitution of Subordinated Trustees

         Any one of Subordinated Trustees hereunder may act at any time upon designation by the Subordinated Secured Parties. If the Subordinated Secured Parties, in their sole and absolute discretion, shall desire to have a substitute trustee or substitute trustees appointed, the Subordinated Secured Parties are hereby authorized and empowered to appoint, at any time and from time to time, by an instrument duly executed and acknowledged and filed for recordation in the Halifax Clerk's Office, a substitute trustee or substitute trustees, in the name, place and stead of one or more of Subordinated Trustees initially named herein or subsequently appointed by the Subordinated Secured Parties, which substitute trustee or trustees shall have all of the rights, powers and authority, and be charged with all of the duties and responsibilities, which are conferred or charged upon Subordinated Trustees initially named herein.


                                   ARTICLE VI

                  Subordinated Deed of Trust Events of Default

         The occurrence of any one or more of the "Subordinated Security Agreement Events of Default" under Section 3.1 of the Subordinated Security Agreement shall constitute a Subordinated Deed of Trust Event of Default.

                                  ARTICLE VII

                                  Foreclosure

         If (a) a Subordinated Deed of Trust Event of Default shall have occurred and be continuing, (b) the Subordinated Secured Parties shall have commenced the exercise of any remedy under Section 3.2 of the Subordinated Security Agreement, and (c) the conditions precedent described in Article VIII hereof shall have been satisfied, the Subordinated Secured Parties may, at their option and in addition to any other rights and remedies the Subordinated Secured Parties may have at law or in equity, direct Subordinated Trustees to take possession of all or any portion of the Subordinated Real Property and proceed to sell the same as a whole or in parts or parcels, at public auction, for cash or credit, upon any terms Subordinated Trustees shall deem appropriate. Grantor consents that such sale may be made of the Subordinated Real Property as a whole or in parcels, all as Subordinated Trustees in their discretion may determine, and further consents that the sale may be conducted on or off the Subordinated Real Property. A bidder's deposit of not more than ten percent (10%) of the sale price may be required (which, as to any Subordinated Secured Party, may be in the form of a credit against the unpaid Secured Obligations). Before such sale at public auction is made, there shall first be advertisement of the time, place and terms of such sale at least once a week for three successive weeks in the legal notice section of a newspaper published or having a general circulation in Halifax County, Virginia. Such advertisements shall set forth all matters required by the Virginia Code. This is the "advertisement required" by this Subordinated Deed of Trust and no other or different advertisement shall be necessary. Subordinated Trustees may act hereunder although they, or either or them, may have been, may now be or may hereafter be attorney or agent of the Subordinated Secured Parties as to all or any part of the Secured Obligations or as to any matter of business whatsoever. Any Subordinated Secured Party may become the purchaser of all or any portion of the Subordinated Property so sold and no purchaser shall be required to see to the proper application of the purchase money. Unless otherwise required by law, Subordinated Trustees shall apply the proceeds of any such sale as follows: first, to discharge the expenses of executing the trust, including a reasonable commission to Subordinated Trustees which shall not exceed two and one-half percent (2 1/2%) of the gross proceeds of sale; second, to discharge all taxes, levies and assessments, with costs and interest if they have priority over the Lien of this Subordinated Deed of Trust, including the due pro rata portion thereof for the current year; third, to discharge equally and ratably the remaining Secured Obligations, if any, secured by this Subordinated Deed of Trust pursuant to Section 2 of the Subordinated Security Agreement, and any Liens of record inferior to this Subordinated Deed of Trust, with lawful interest; and, fourth, the residue of the proceeds shall be paid to Grantor or its successors or assigns; PROVIDED, HOWEVER, that as to such residue Subordinated Trustees shall not be bound by any conveyance, assignment or Lien of or upon Grantor's equity, without actual notice thereof prior to distribution. If the Subordinated Secured Parties instruct Subordinated Trustees to proceed to sell all or any portion of the Subordinated Property in accordance with the procedure set forth above and such procedure is terminated prior to such sale by Subordinated Trustees, the Subordinated Secured Parties shall pay a commission to Subordinated Trustees in an amount which is customarily paid in Virginia as compensation for such services rendered by Subordinated Trustees, but not exceeding one quarter percent (1/4%) of the outstanding balance of the Secured Obligations, and the amount of such commission paid shall be added to the Secured Obligations and shall earn interest at the Debt Rate. Subordinated Trustees shall have the right exercisable in their discretion to postpone such sale of the Subordinated Property and shall advertise the terms of such postponement as required by law, but not less than once a week for three successive weeks in the newspaper or newspapers in which the notice of sale had been published.

                                  ARTICLE VIII

                        Condition Precedent to Remedies

         Until (i) all Subordinated Real Property is released from the Lien of the Old Dominion Indenture and (ii) all obligations under the Operating Agreements are paid or discharged in full, the Operating Agreements are terminated and the Liens of the Loan Agreement and the Leasehold Mortgage are discharged, the Subordinated Secured Parties shall not (x) exercise any rights or enforce any remedies or assert any claim with respect to the Subordinated Property under this Subordinated Deed of Trust or the Subordinated Security Agreement, (y) seek to foreclose the Liens arising pursuant to this Subordinated Deed of Trust or the Subordinated Security Agreement or sell the Subordinated Real Property, or (z) take any action, directly or indirectly, or institute any proceedings, directly or indirectly, with respect to any of the foregoing.


                                   ARTICLE IX

                  Modification of Senior Documents and Rights

         Grantor and the other parties to the Senior Documents may, without affecting in any manner the subordination of the Lien of this Subordinated Deed of Trust to the Senior Documents and Rights, at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment of amounts due under the Senior Documents and Rights, or amend, modify or supplement in any way the Senior Documents and Rights to which they are a party, or exercise or refrain from exercising any other of their rights pursuant thereto, all without notice to or consent of Subordinated Trustees or the Subordinated Secured Parties. At Grantor's request, Subordinated Trustees and the Subordinated Secured Parties shall join in any document, in form and substance reasonably satisfactory to them, which confirms such subordination.

                                   ARTICLE X

                              Control of Remedies

         Notwithstanding anything else contained in this Subordinated Deed of Trust, upon the occurrence and during the continuance of a Subordinated Deed of Trust Event of Default, AMBAC shall be entitled to control and direct the enforcement of all rights and remedies granted to the Subordinated Secured Parties hereunder for the benefit of all Subordinated Secured Parties; PROVIDED, HOWEVER, that if (a) a Subordinated Obligation is covered under the Surety Bond and (b) AMBAC fails to pay when due a claim made under the Surety Bond, the Facility Owner and the Owner Participant shall have the right to appoint a party to control and direct the enforcement of all rights and remedies under this Subordinated Deed of Trust.

         Subordinated Trustees are entitled to rely on directions given by AMBAC until they receive written notice from the Subordinated Secured Parties (other than AMBAC) that the Subordinated Secured Parties have appointed a new party to control and direct enforcement of rights hereunder.


                                   ARTICLE XI

                              Waiver of Partition

         As permitted by Section 56-90.1 of the Virginia Code, Grantor, on its behalf and on behalf of its successors and assigns, hereby waives any right, whether pursuant to statute or common law, to partition the Clover Real Estate, or any interest therein or portion thereof, and such waiver will continue in effect until the earlier of (a) termination of the Clover Ownership Agreement pursuant to Section 16.01 thereof and the Clover Operating Agreement pursuant to
Section 14.01 thereof, in accordance with their respective terms, or (b) December 31, 2089. Grantor agrees not to commence any action of any kind during such period seeking any form of partition of the foregoing.

                                  ARTICLE XII

                                 Miscellaneous.

         Section 12.1 AMENDMENTS AND WAIVERS. No term, covenant, agreement or condition of this Subordinated Deed of Trust may be terminated or amended, or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively), except by an instrument or instruments in writing executed by the party against whom enforcement of such change is sought.

         Section 12.2 NOTICES. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein to a party hereto shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, without limitation, by overnight mail and courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or
(c) in the case of notice by such a telecommunications device, upon transmission thereof, provide such transmission is promptly confirmed by either of the methods set forth in clauses (a) or (b) above, in each case addressed to such party at its address set forth below or, at such other address as such party may from time to time designate by written notice to the other parties hereto:

If to Grantor:

                           Old Dominion Electric Cooperative
                           P.O. Box 2310
                           Glen Allen, Virginia 23058-2310

                           Facsimile No.: (804) 747-3742
                           Telephone No.: (804) 747-0592
                           Attention: Vice President of Accounting and Finance


if to the Owner Participant:

                           EPC Corporation
                           c/o Chrysler Capital Corporation
                           225 High Ridge Road
                           Stamford, Connecticut 06905

                           Facsimile No.: (203) 975-3911
                           Telephone No.: (203) 975-3500
                           Attention:  President


If to AMBAC:

                           AMBAC Indemnity Corporation
                           One State Street Plaza
                           New York, New York  10004

                           Facsimile No.:  (212) 344-5297
                           Telephone No.:  (212) 668-0340
                           Attention:  General Counsel

If to the Facility Owner:

                           Clover Unit 2 Generating Trust
                           c/o Wilmington Trust Company
                           Rodney Square North
                           1100 North Market Street
                           Wilmington, Delaware 19890-0001

                           Facsimile No.:  (302) 651-8882
                           Telephone No.:  (302) 651-1000
                           Attention:  Corporate Trust Administration


         Section 12.3 SURVIVAL. All warranties, representations, indemnities and covenants made by any party hereto, herein or in any certificate or other instrument delivered by either such party or on the behalf of such party under this Subordinated Deed of Trust, shall be considered to have been relied upon by the other parties hereto and shall survive the consummation of the transactions contemplated hereby on the Closing Date regardless of any investigation made by any such party or on behalf of any such party.

         Section 12.4 SUCCESSORS AND ASSIGNS. This Subordinated Deed of Trust shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof. Except as expressly provided herein or in the Subordinated Security Agreement, no party hereto may assign its interests herein without the consent of the other parties hereto.

         Section 12.5 BUSINESS DAY. Notwithstanding anything herein to the contrary, if the date on which any payment is to be made pursuant to this Subordinated Deed of Trust is not a Business Day, the payment otherwise payable on such date shall be payable on the next succeeding Business Day with the same force and effect as if made on such scheduled date and (PROVIDED such payment is made on such succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date to the time of such payment on such next succeeding Business Day.

         Section 12.6 GOVERNING LAW. THIS SUBORDINATED DEED OF TRUST SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF VIRGINIA INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

         Section 12.7 SEVERABILITY. Whenever possible, each provision of this Subordinated Deed of Trust shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision hereof shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions hereof.

        Section 12.8 HEADINGS. The headings of the Articles and Sections of this Subordinated Deed of Trust are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

         Section 12.9 FURTHER ASSURANCE. Each party hereto will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by any party to whom Grantor is obligated, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Subordinated Deed of Trust.

         Section 12.10     OTHER ACTIONS BY SUBORDINATED TRUSTEES.

         Although the parties hereto intend that the Lien of this Subordinated Deed of Trust be subject to, subordinate and inferior in priority to the Senior Documents and Rights without further action or writing by the Subordinated
Trustees or the Subordinated Secured Parties, upon the written request of Grantor or any other party to an Operative Document, the Subordinated Trustees shall confirm in writing, in recordable form, that this Subordinated Deed of Trust is subject to, subordinate and inferior in priority to the Senior Documents and Rights.

         Although the parties intend that Grantor has the right to (a) grant one or more rights of way and easements over or in respect of any portion of the Real Property and (b) lease or convey one or more portions or parcels of the Real Property as provided above without further action or writing by the Subordinated Trustees or the Subordinated Secured Parties, upon the written request of Grantor, the Subordinated Trustees shall confirm in writing, in recordable form, that such grant, lease or conveyance is released from, or otherwise not subject to, the Lien of this Subordinated Deed of Trust. In connection with executing such release, the Subordinated Trustees are entitled to rely on a certificate executed by a Responsible Officer of Grantor stating that such grant, lease or conveyance is in accordance with the Clover Agreements and this Subordinated Deed of Trust.

         Section 2.11 EFFECTIVENESS. This Subordinated Deed of Trust has been dated as of the date first above written for convenience only. This Subordinated Deed of Trust shall be effective on the date of execution of delivery by the Grantor.

        WITNESS the following signature.


                                             OLD DOMINION ELECTRIC COOPERATIVE,
                                             as Grantor




                                            By: /s/ DANIEL M. WALKER
                                               ---------------------------------
                                               Name: Daniel M. Walker
                                               Title: Vice President

STATE OF NEW YORK      )
                       ) ss.:
COUNTY OF NEW YORK  )

         The  foregoing  instrument  was  acknowledged  before  me this 31 day
July,  1996,  by  ____________,  as  ___________________  of Old  Dominion
Electric  Cooperative,  a  wholesale  power  supply  cooperative  organized  and existing under the laws of the Commonwealth of Virginia on behalf of such Cooperative.
                                            /s/ SHARON MCKENZIE
                                            ----------------------------------
                                            -------------------
                                            Notary Public



         My commission expires:______________________________________


[NOTARIAL SEAL]

                                   APPENDIX A

                                  DEFINITIONS

This Appendix A has been filed separately. See Appendix A to Exhibit 10.46 to Old Dominion's Form 10-K for the year ended December 31, 1996.

                                                                SCHEDULE 1
                                                                        TO
                                                              SUBORDINATED
                                                                  MORTGAGE


                     DESCRIPTION OF THE CLOVER REAL ESTATE

All that certain parcel of land belonging, lying and being in the Roanoke Magisterial district of Halifax County, Virginia and all appurtenances thereto belonging, and more particularly described as follows:

AND BEING a portion of the same land and appurtenances acquired by Old Dominion Electric Cooperative ("Old Dominion") as tenant in common with Virginia Electric and Power Company ("Virginia Power") by deeds which are recorded in the Halifax Clerk's Office as follows:


Grantors                            Date of Deed        Deed Book    Page Number

Clover Project Corp.                May 30, 1990           550           465

Kenneth R. Wilborne, et al.        October 1, 1990         556           367

William D. Gravitt, et al.          July 3, 1991           570            8

William R. Watkins, et al.         March 14, 1991          561           353

Walter Lacks, et al.                July 24, 1991          569           844

Burlington Industries             October 23, 1991         570           13

B. F. Blount, et al.                May 22, 1992           579           412

Norfolk Southern Railway            June 9, 1992           579           771
Company

LESS AND EXCEPT, however, those certain parcels of land conveyed by Old Dominion and Virginia Power by deeds which are recorded in the Halifax Clerk's Office as follows:


Grantees                          Date of Deed        Deed Book   Page Number

William D. Gravitt, et al.      October 7, 1991          570          10

Commonwealth of Virginia         June 23, 1992           580         576

Commonwealth of Virginia        December 1, 1994         627          57

Commonwealth of Virginia           June 1, 1995          632         255

SUBJECT,   however,  to  all  existing  exceptions,   reservations,   easements,
conditions, restrictions, covenants, agreements, limitations and waivers of record that may apply to the foregoing parcel of land.

                                                                    SCHEDULE 2
                                                                            TO
                                                                  SUBORDINATED
                                                                      MORTGAGE


                         DESCRIPTION OF THE UNIT 2 SITE



ALL those certain parcels of land lying and being in Roanoke Magisterial district of Halifax County, Virginia, with all appurtenances thereunto belonging, being those portions of the Clover Real Estate which are outlined and marked on the Clover Power Station Plat as Parcel I and Parcel II of the Unit 2 Site.



                                      C-1